                                                                   EXHIBIT 10.14

                      NETSCAPE COMMUNICATIONS CORPORATION
                                      AND
                        CONCENTRIC RESEARCH CORPORATION
                          "DIAL-UP CLIENT" AGREEMENT


     This Agreement is made as of August 21, 1995 ("Effective Date") between Netscape Communications Corporation a Delaware corporation with its principal place of business 501 East Middlefield Road, Mountain View, CA 94043 ("Netscape") and Concentric Research Corporation, a Florida corporation with a place of business at 10590 N. Tantau Avenue, Cupertino, CA 95014 ("Concentric").

     A. Netscape develops and markets technology and services for use in connection with the Internet. Netscape has a client/server product ("Dial-Up Client Product") that operates as a component of a system ("Dial-Up System") that allows Internet users in the U.S. to select, and register with, an Internet access provider from a menu of Internet access providers that have entered into agreements with Netscape.

     B. Concentric is an Internet access provider that wishes to be included in the menu of Internet access providers used with the Dial-Up System ("Menu") so that users of its Internet access services may register through the Dial-Up System ("Subscribers").

     Netscape and Concentric agree as follows:

     1.  Dial-Up Client Product.  The current descriptions of the Dial-Up Client
         ----------------------
Product and the Dial-Up System are contained in Attachment A. Concentric acknowledges that these may be revised by Netscape from time to time in response to market conditions. Netscape will issue specific written procedures for the use of the Dial-Up System. Concentric's use of the Dial-Up System will be in accordance with the terms of this Agreement, including Attachment A, and Netscape's written procedures. Netscape will use reasonable commercial efforts to implement the Dial-Up System in the U.S., and Concentric will use reasonable commercial efforts to assist Netscape in doing so.

     2.  Menu of Internet Access Providers.  Subject to the terms and conditions
         ---------------------------------
of this Agreement (including Concentric's payment in full of the commissions, the development expenses, and toll-free telephone charges specified in Sections 7(a), (c) and (d), respectively), Netscape will include Concentric in the Menu. Concentric acknowledges that Netscape will determine the format, ordering, and contents of the Menu (including the total number of Internet access providers listed in the Menu at any time) in its sole discretion, and may revise such format, ordering, and contents at any time. Netscape will use reasonable commercial efforts to remain neutral with respect to the choices of providers made by users of standard Netscape Navigator Personal Edition and any updates thereof.

     3.  Concentric Infrastructure Deliverables.
         --------------------------------------

         3.1  Requirements for Internet Access Infrastructure.  Netscape
              -----------------------------------------------
requires that Concentric establish and maintain, and Concentric agrees to establish and maintain, the infrastructure for Internet access as described in Attachment B in order that Netscape may provide Subscribers with the choices of competitive Internet access services.

     3.2  Concentric Deliverables.
          -----------------------

          3.2.1  Provider Pages.
                 --------------

                 (a) Function of Provider Pages.  When a user of the Dial-Up
                     --------------------------
Client Product wishes to learn about a specific Internet service provider, the user may select such provider from the Menu and will then be linked to one or more informational HTML pages and data sheets containing such provider's fee schedule and describing its service offerings ("Provider Pages"), which are intended to aid the user in deciding which provider to subscribe to.

                 (b) Delivery of Provider Pages.  Concentric will deliver to
                     --------------------------
Netscape, within ten (10) days of Netscape's provision of the appropriate form to Concentric, the Provider Pages of Concentric in final form, a copy of which is to be attached as part of Section 2.1 of Attachment B, for incorporation into the Dial-Up System. Concentric may update its Provider Pages up to once each month by delivering revised pages to Netscape in final form by the 25th day of the previous month. Netscape will use reasonable commercial efforts to update the Dial-Up System with such revised pages within ten (10) days of their delivery by Concentric, subject to subsection (c) below.

                 (c) Review and Approval of Provider Pages.  Netscape will have
                     -------------------------------------
the right to review the contents and format of each Provider Page prior to including any such page in the Dial-Up System. If Netscape determines, in its sole discretion, at any time before or after delivery of any such page by Concentric that such page contains any material, or presents any material in a manner, that is not appropriate for use in the Dial-Up System, Netscape will inform Concentric of such determination and, if such page is already incorporated in the Dial-Up System, Netscape may immediately remove such page from the Dial-Up System. Instead of Netscape incorporating such Provider Page in the Dial-Up System, Concentric will deliver to Netscape a revised Provider Page that Netscape determines, in its sole discretion, is appropriate for use in the Dial-Up System. In no event will Netscape be required to incorporate any Provider Page or other information in the Dial-Up System except as described in this paragraph.

                 (d) Credit System Interface.  Concentric will deliver to
                     -----------------------
Netscape within five (5) days of the Effective Date the specifications and other information needed by Netscape to interface with Concentric's designated credit and approval system. Concentric will provide Netscape with any and all updates to such information on a timely basis. Any implementation which Netscape creates in the development of such an interface will be owned by Netscape.

          3.2.2  Other Concentric Deliverables.  Additionally, Concentric will
                 -----------------------------
provide Netscape with other deliverables as described in Attachment A.

     4.  License Rights.  Concentric grants to Netscape a non-exclusive license
         --------------
during the term of this Agreement to use, reproduce, electronically distribute, publicly display, and publicly perform the materials delivered to Netscape by Concentric in connection with the Dial-Up System. Nothing in this Agreement gives either party any exclusive marketing or distribution rights.

     5.  Marketing and Promotion.
         -----------------------

         (a) Marketing.  Netscape will determine in its sole discretion the
             ---------
manner of, and resources it will devote to, advertising, promoting, and otherwise marketing the Dial-Up Client Product under this Agreement. Concentric acknowledges that the commercial success of the Dial-Up Client Product is highly speculative and that Netscape has made no representation to Concentric that Concentric will obtain any Subscribers through the use of the Dial-Up Client Product. Concentric agrees to participate in press announcements regarding the creation and deployment of the Dial-Up System as reasonably requested by Netscape.

         (b) Trademark Usage in Marketing Materials.  Netscape will have the
             --------------------------------------
right to use Concentric's trademarks, trade names, servicemarks, and/or logos in any advertising, promotional, and other marketing materials for the Dial-Up Client Product and the Dial-Up System in a manner consistent with Concentric's standard trademark usage. Netscape will submit samples of such materials to Concentric from time to time upon Concentric's request.

         (c) Promotions.  Concentric will offer a free trial period of at least
             ----------
five (5) hours of connect time to each Subscriber during the term of this Agreement.

     6.  Technical Support.  Netscape will provide front line (first line)
         -----------------
technical support to users of the Dial-Up Client Product during the registration process. Concentric agrees to provide back-up (second line) technical support to Netscape during the registration process. Concentric will have primary responsibility for end user support for Internet access services once the user has established a functioning connection directly to the Concentric. All other aspects of technical support under this Agreement will be as specified in Attachment C.

     7.  Payments.
         --------

         (a) Commissions.  Concentric agrees to pay Netscape a commission for
             -----------
each new Subscriber. The amount of each commission will be calculated as specified in Attachment and will accrue as to each Subscriber upon Concentric billing such Subscriber for such Subscriber's second month of service from Concentric. Concentric will pay Netscape commissions on a calendar month basis within fifteen (15) days of the end of the month in which the commission accrued. The payment may be made either (i) with the monthly report required to be submitted by Concentric under Section 8 below or (ii) by electronic wire transfer to an account designated by Netscape.

         (b) Equipment Required for Concentric.  Concentric agrees to ensure
             ---------------------------------
that all incremental requirements necessary to establish communication links between Concentric's registration system and the Netscape registration server are promptly performed by Concentric at

Concentric's sole cost and expense. Typically such requirements will include, without limitation, a router and telecommunications equipment required by Concentric.

         (c) Development Expenses.  Concentric agrees to pay Netscape the
             --------------------
expenses incurred by Netscape in modifying the Dial-Up System to make it properly interface with Concentric's access set-up system. The type and amount of such development expenses and the development schedule is to be mutually agreed to by the parties and to be attached as part of Attachment B. Netscape will own all modifications to the Dial-Up System.

         (d) Toll-Free Telephone Charges.  Each month, Netscape will bill
             ---------------------------
Concentric, and Concentric will pay Netscape [*] Concentric will pay the Toll Charges within fifteen (15) days upon receipt of invoice from Netscape. Concentric shall have the right, no more than once per twelve month period, to have an independent third party verify that the amount of the Toll Charges billed to Concentric is correct, or if incorrect, the amount which such third party believes Concentric should have been charged. Concentric shall not have the right to learn the total number of new Subscribers for the Internet access providers on the Dial-Up System.

     8.  Records and Reports.  Within fifteen (15) days of the end of each
         -------------------
month, Concentric will deliver to Netscape a written report in the format as specified in Attachment E showing the number of Subscribers acquired by Concentric through the Dial-Up System, the number of Subscribers which Concentric billed for an initial month's service, the number of Subscribers Concentric billed for a second month's service, and such other information as Netscape may reasonably request from time to time. Only in case commission payments are made via electronic wire transfer, Concentric may submit to Netscape the required monthly report by fax or e-mail. Otherwise, commission payments must accompany the monthly report. Concentric will maintain, for at least three (3) years after expiration or termination of this Agreement, accurate books and records relating to Subscribers who first registered for Concentric's services through the Dial-Up Client Product, and will permit examination of such records by Netscape at reasonable times.

     9.  Subscriber Fees and Terms.  Concentric will determine its Internet
         -------------------------
subscription fees and the terms of its service offerings in its sole discretion.

     10. Confidential Information.  Confidential information of each party
         ------------------------
disclosed in connection with this Agreement ("Confidential Information") will be treated as specified in the agreement contained in Attachment F. In the event such agreement terminates or expires, its terms will continue to govern the Confidential Information. The identity of each party's customers will be the Confidential Information of such party. Concentric Confidential Information shall include the records and reports described in Section 8 above ("Reports") which are not available to Netscape through other sources, provided that Netscape may aggregate the information in Reports with

------------------
         [*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

information from other sources in such a manner that the origin of Concentric's information is not readily available, and the aggregated information shall not be Concentric Confidential Information.

     11.  Indemnity.  Each party will defend, indemnify, and hold the other
          ---------
party harmless against any third party claims arising from the manufacture, use, reproduction, or distribution, as authorized in this Agreement, of any technology, content, or other information supplied by it to the other party under this Agreement, including but not limited to arising out of any alleged infringement or misappropriation of any copyright, trademark, trade secret, patent, or other intellectual property right, or violation of any right of privacy or publicity.

     12.  Proprietary Rights.
          ------------------

          (a) Ownership.  Concentric acknowledges that Netscape and its
              ---------
licensors own all right, title, and interest in and to the Dial-Up Client Product and the other components of the Dial-Up System. Netscape acknowledges that Concentric and its licensors own all right, title, and interest in and to Concentric's Internet access system.

          (b) No Right to Use.  Nothing in this Agreement gives Concentric any
              ---------------
right or license to use, reproduce, or distribute any technology or intellectual property rights in the Dial-Up System or otherwise belonging to Netscape.
Except for Netscape's right to make use of the Concentric Pages and Concentric's trademarks, trade names, servicemarks, logos and other materials as specified in this Agreement, nothing in this Agreement will give Netscape any right or license to use, reproduce, or distribute any technology or intellectual property rights in Concentric's Internet access system or otherwise belonging to Concentric.

     13.  Term and Termination of Agreement.
          ----------------------- ---------

          (a) Term. This Agreement is for a period of one year beginning on the
              ----
Effective Date, at which time it will automatically renew subject to Section 13(b).

          (b) Termination at Will.  Either party may terminate this Agreement at
              -------------------
will at any time during the term of this Agreement with or without cause, by written notice given to the other party given not less than thirty (30) days prior to the effective date of such termination.

          (c) Commission Rights on Termination or Expiration.  Following
              ----------------------------------------------
termination or expiration of this Agreement, Concentric will pay to Netscape all commissions not yet paid on all Subscribers who registered with Concentric through the Dial-Up Client System at any time prior to the termination or expiration of this Agreement, regardless of when Concentric's obligation to pay such commission accrues.

          (d) Development Expenses Incurred Prior to Termination.  If this
              --------------------------------------------------
Agreement is terminated prior to expiration, and the development expenses incurred by Netscape under Section 7 above have not been fully paid prior to such early termination, Concentric will pay to Netscape such percentage of the total development expenses as is determined by the ratio of the actual time that

Netscape has spent on modifying the Dial-Up System pursuant to Section 7 prior to such early termination divided by the total, planned development time.

          (e) Survival.  Sections 7, 8, 10, 11, 12, 13(c), 14 will survive
              --------
termination or expiration of this Agreement.

     14.  Limitation of Liability.  EXCEPT FOR EACH PARTY'S OBLIGATIONS UNDER
          -----------------------
SECTION 11, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY LOST PROFITS OR ANY FORM OF SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES FROM ANY CAUSES OF ACTION OF ANY KIND, WHETHER ARISING IN TORT (INCLUDING NEGLIGENCE), CONTRACT, OR OTHERWISE, EVEN IF IT HAS BEEN INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES. NETSCAPE WILL HAVE NO LIABILITY FOR ANY UNAUTHORIZED TRANSACTIONS OR OTHER ACTIVITY ON PROVIDER'S CREDIT CARD APPROVAL SYSTEM. IN NO EVENT WILL NETSCAPE'S TOTAL LIABILITY UNDER THIS AGREEMENT EXCEED THE TOTAL AMOUNTS PAID TO IT BY PROVIDER UNDER, OR IN CONNECTION WITH, THIS AGREEMENT.

     15.  General.
          -------

          (a) Assignment.  This Agreement is not assignable by either party,
              ----------
except that either party may assign this Agreement to an entity controlling, controlled by, or under common control with it or to any entity that acquires all or substantially all of such party's assets, or into which it is merged or otherwise reorganized. Any attempted assignment in violation of this paragraph will be void. The provisions of this Agreement will be binding upon and inure to the benefit of the parties, their successors, and permitted assigns.

          (b) Independent Contractor.  Netscape's relationship with Concentric
              ----------------------
during the term of this Agreement will be that of an independent contractor, and not a partner or joint venturer.

          (c) Notices.  All notices and demands under this Agreement will be in
              -------
writing and will be delivered by personal service, confirmed fax, confirmed e-mail, express courier, or certified mail, return receipt requested, to the address of the receiving party set forth in this Agreement (or at such different address as may be designated by such party by written notice to the other party), and will be effective upon receipt.

          (d) Governing Law and Venue.  The laws of the State of California,
              -----------------------
excluding that body of law controlling conflicts of law, will govern all disputes arising out of or relating to this Agreement. Each party hereby consents to personal jurisdiction and service of process on it in the State of California and waives any right to object thereto.

          (e) Compliance with Law.  Each party will at all times comply with all
              -------------------
applicable international, national, state, regional, and local laws and regulations, including U.S. export control laws, in performing its duties under this Agreement.

          (f) Force Majeure.  Neither party will be responsible for any failure
              -------------
to perform its obligations under this Agreement due to causes beyond its reasonable control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, or shortages of transportation, facilities, fuel, energy, labor or materials.

          (g) Waiver.  The waiver by either party of any breach of this
              ------
Agreement by the other party will not waive subsequent defaults by such party of the same or a different kind.

          (h) Severability.  In the event any provision of this Agreement is
              ------------
held by a court or other tribunal of competent jurisdiction to be unenforceable, the other provisions of this Agreement will remain in full force and effect.

          (i) Publicity.  Neither party will disclose any of the terms of this
              ---------
Agreement to any third party. Netscape and Concentric shall cooperate with each other so that each party may issue a press release concerning this Agreement, provided that each party must approve any press release prior to its release. Concentric will not disclose the existence of this Agreement until after Netscape publicly issues such press release.

          (j) Entire Agreement.  This Agreement, together with its attachments,
              ----------------
constitutes the complete and exclusive agreement between the parties pertaining to the subject matter hereof, and supersedes in its entirety any and all prior written or oral agreements or communications between the parties with respect to such subject matter. Concentric acknowledges that it is not entering into this Agreement on the basis of any representations not expressly contained herein. Any modifications or waivers under this Agreement must be in writing and signed by both parties.

     The parties have executed this Agreement as of the Effective Date.

CONCENTRIC RESEARCH CORPORATION            NETSCAPE COMMUNICATIONS
                                           CORPORATION


Signature: /s/ Peter J. Bergeron           Signature: /s/ Conway Rulon-Miller
          -------------------------                  ---------------------------

Name: Peter J. Bergeron                    Name: Conway (Todd) Rulon-Miller
     ------------------------------             --------------------------------

Title: Secretary                           Title: VP Soler
      -----------------------------              -------------------------------

Date: 8/21/95                              Date: 8/24/95
     ------------------------------             --------------------------------

                                 ATTACHMENT A

             DIAL-UP CLIENT PRODUCT AND DIAL-UP SYSTEM DESCRIPTION
             -----------------------------------------------------

     [The document titled "Milan Customer Registration Process-Release 1.1" is to be attached here.]

CRP - Navigator

     [***]

------------------------

      [***]Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. A total of 16 pages containing such information has been omitted from this exhibit. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT B

         CONCENTRIC INFRASTRUCTURE/DELIVERABLES & DEVELOPMENT EXPENSES
         -------------------------------------------------------------


     1.   Concentric Infrastructure for Internet Access
          ---------------------------------------------

          (a) Nationwide coverage with local access in at least 100 Points of Presence (POPs)

          (b) PPP support- UNIX based registration process running at Concentric

          (c)  Ability to do on-line credit card authorization and billing

          (d)  support for POP3 or SMTP mail servers

          (e)  Support for NNTP for news

          (f) Account for testing dialer and Netscape Navigator connection, as specified below, to be delivered within five (5) business days after the Effective Date:

               (i) Concentric test accounts for testing the dialer and Netscape Navigator on the Concentric network.

               (ii) A specification of the protocol used to create Concentric Internet accounts over a TCP/IP connection. Typically, such a protocol describes the "language" spoken by Concentric's registration server and how Netscape needs to interact with it.

               (iii) A list of the required data items used to create accounts (this may be part of the protocol).

               (iv) An Concentric contact for dealing with protocol, implementation and testing problems/issues.

               (v) A means to test communication/' interaction between Netscape's registration server and Concentric's. Ideally, this is a specific Concentric test machine to which Netscape has access over the Internet.

               (vi) A means to create "free" test accounts on Concentric's registration server. This is used for testing and promotional purposes.

     2.   Concentric Deliverables.
          -----------------------

          2.1  Provider Page.  [See Attachment B-I for Concentric's Provider
               -------------
Page]

          2.2  Other Concentric Deliverables.
               -----------------------------

               (a) Information on Concentric's platform on which its registration server runs. This is required for Netscape to provide the Concentric with SSLD for Concentric's registration server.

               (b) A description of Concentric's services and prices. In addition, Concentric must provide Netscape with an Concentric logo (gif format) and a Wi/n/dows 32x32 icon. The logo is used to represent Concentric on the registration server pages, and the icon is used on the client side for the dialer.

               (c) A list of POPs

               (d) Contact for updates and changes to the POPs

               (e) in' automated process to update the POP numbers Netscape displays to users; and an updated list each time a new POP becomes effective.

          3.
          Development Expenses.
          --------------------

          [*]

--------------------------

          [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 ATTACHMENT B-1

Netscape pricing sheet plan


--------------------------------------------------------------------------------
                             The Concentric Network
                             If you have questions, call (800) 745-2747
--------------------------------------------------------------------------------
Promotional offers           Buy one month, get the second month free.  Never a
                             start-up fee.  Your choice of four pricing plans,
                             rates apply 24 hours a day, 7 days a week.
--------------------------------------------------------------------------------
Unlimited Plan               US $29.95 per month for unlimited connect time
--------------------------------------------------------------------------------
Hourly Plan                  US $19.95 per month for 20 hours; additional hours
                             $1.50.
--------------------------------------------------------------------------------
Beginner's Plan              US $7.95 per month for 5 hours; additional hours
                             $1.95
--------------------------------------------------------------------------------
Toll-Free Plan               US $10 per month for 2 hours; additional hours $5
--------------------------------------------------------------------------------
Start-up fee (all plans)     $0
--------------------------------------------------------------------------------
Customer Support             24 hours a day, 7 days a week (800) 745-2747
--------------------------------------------------------------------------------

Concentric Network
Key Advantages

 .    With flat rate service, unlimited connect time for one low monthly price.
 .    Low hourly fee plans for light users.
 .    Never a start-up fee.
 .    Rates apply 24 hours a day, 7 days a week.
 .    Up to 5 megs of storage space for your FREE personal WWW page
 .    24-hour, 7-day a week Customer Service
 .    135 dial-in nodes nationwide (Expanding to 242 soon).

Terms & Conditions

Once you are signed on, please read our terms of service at http://WWW.cris.com/terms. If you do not agree on our terms of service, please call (800) 745-2747 to cancel your account.

                                  ATTACHMENT C

                          ISP TECHNICAL SUPPORT TERMS


     1. Netscape will provide front-level support to a potential Subscriber during the installation process for the Dial-up Client and the initial registration with Provider. Provider will provide back-line support to Netscape.

     2. Beginning on the conclusion of the registration process, Provider will be responsible for all Subscriber support relating to Internet access services.

     3. Following the conclusion of the registration process, Provider will provide each new Subscriber with a copy of Provider's terms and conditions of service for review by Subscriber.

     4. Provider and Netscape will each provide front-line support of the Dial-Up Client to the Subscriber free of charge for ninety (90) days after the Subscriber registers with Provider (the Initial Support Period). Such support includes call receipt, entitlement verification, call screening, installation assistance, problem identification and diagnosis. Provider will assign an adequate number of properly qualified and trained personnel to provide front-line support for the Dial-Up Client. If Netscape support representatives are being contacted by Provider for front line support or Internet access questions, or for excessive back line support then, upon Netscape's request, Provider and Netscape will cooperate to minimize such contact.

     5. Netscape will provide back-end support for the Dial-Up Client to Provider (as well as front end support to Subscribers described in Section 4 above). Back-end support to Provider includes efforts to identify defective source code and to provide corrections, workarounds and/or patches to reproducible deviations in the Dial-Up Client from the applicable specifications shown in the applicable reference manuals ("Program Errors").

          (a) Netscape will provide Provider with a telephone number and an e-mail address which Provider may use to report Program Errors during Netscape's local California business hours (8am - 5pm PST). Provider will provide sufficient information for Netscape to enable Netscape to duplicate the Program Error. At any given time, Netscape will provide back line support to Provider for the then-current version of the Dial-Up Client, and for the immediately preceding version until it has been superseded for a period of six (6) months.

          (b) Provider will identify one (1) member of its customer support staff and one (1) alternate to act as the primary technical liaisons responsible for all communications with Netscape's support representatives. Such liaisons will have sufficient technical expertise, training and/or experience, for Provider to perform its obligations hereunder. Provider may substitute contacts at any time by providing one (1) week's prior written and/or electronic notice thereof to Netscape. Provider's initial liaison(s) are:

          _________________________ and _________________________
                    primary                   alternate

          6. Following the Initial Support Period, each of Netscape and Provider may, in its discretion, stop offering Subscriber support, continue to offer Subscriber support free of charge, or may charge for Subscriber support.

                                  ATTACHMENT D

                                COMMISSION RATES
                                ----------------


[*]

---------------------------

     [*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. A total of 1 page containing such information has been omitted from this exhibit. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT E

                                 REPORT FORMAT
                                 -------------

                                                         Number of Subscribers
Subscribers billed 1st        Subscribers billed 2nd      via Dial-Up System
        month                          month              Since Effective Date
----------------------        ----------------------     ----------------------

                                  ATTACHMENT F

                    MUTUAL CONFIDENTIAL DISCLOSURE AGREEMENT


          WHEREAS, Netscape Communications Corporation ("Netscape") has developed unique and proprietary computer programs; and

          WHEREAS, CONCENTRIC RESEARCH CORP. ("Company") and Netscape wish to
                   -------------------------
discuss a proposed business relationship between Netscape and Company.

          NOW, THEREFORE:

          Each party (the "Receiving Party") understands that the other party (the Disclosing Party") has disclosed or may disclose information (including, without limitation, computer programs, code, algorithms, names and expertise of employees and consultants, know-how, formulas, processes, ideas, inventions (whether patentable or not), schematics and other technical, business, financial and product development plans, forecasts, strategies and information), which to the extent previously, presently, or subsequently disclosed to the Receiving Party is hereinafter referred to as "Proprietary Information" of the Disclosing Party. All Proprietary Information disclosed in tangible form by the Disclosing Party shall be marked "confidential" or "proprietary" and all Proprietary Information disclosed orally or otherwise in intangible form by the Disclosing Party shall be designated as "confidential" or "proprietary" at the time of disclosure and shall be reduced to writing and delivered to the Receiving Party within thirty (30) days following the date of disclosure.

          In consideration of the parties' discussions and any access the Receiving Parry may have to Proprietary Information of the Disclosing Party, the Receiving Party hereby agrees as follows:

          1. The Receiving Party agrees (i) to hold the Disclosing Party's Proprietary Information in confidence and to take all necessary precautions to protect such Proprietary Information (including, without limitation, all precautions the Receiving Party employs with respect to its own confidential materials), (ii) not to divulge any such Proprietary Information or any information derived therefrom to any third person, (iii) not to make any use whatsoever at any time of such Proprietary Information except to evaluate internally whether to enter into the currently contemplated business relationship with the Disclosing Party, (iv) not to remove or export any such Proprietary Information from the country of the Receiving Party, and (v) not to copy or reverse engineer, reverse compile or attempt to derive the composition or underlying information of any such Proprietary Information. The Receiving Party shall limit the use of and access to the Disclosing Party's Proprietary Information to the Receiving party's employees who need to know such Proprietary Information for the purpose of such internal evaluation and shall cause such employees to comply with the obligations set forth herein. The Receiving Party shall treat the Proprietary Information with at least the same degree of care and protection as it would use with respect to its own proprietary information. The foregoing obligations shall survive for a period of three (3) years from the date of disclosure of the Proprietary Information. Without granting any right or license, the Disclosing Party agrees that the foregoing shall not apply with respect to information the Receiving Party can document (i) is in the public domain and is readily available at the time of disclosure or which thereafter enters the public domain and is readily available, through no improper action or inaction by the Receiving party or any affiliate, agent or employee, or (ii) was in its possession or known by it prior to receipt from the Disclosing Party, or (iii) was rightfully disclosed to it by another person without restriction, or (iv) is independently developed by the Receiving Party without access to such Proprietary Information, or (v) is required to be disclosed pursuant to any statutory or regulatory authority, provided the Disclosing Party is given prompt notice of such requirement and the scope of such disclosure is limited to the extent possible.

          2. Immediately upon (i) the decision by either parry not to enter into a business relationship as contemplated by paragraph 1, or (ii) a request by the Disclosing Party at any time (which will be effective when actually received at the Receiving Party's address herein), the Receiving Party will turn over to the Disclosing Party all Proprietary Information of the Disclosing Party and all documents or media containing any such Proprietary Information and any and all copies or extracts thereof. The Receiving Parry understands that nothing herein (i) requires the disclosure of any Proprietary Information of the Disclosing Party, which shall be disclosed if at all solely at the option of the Disclosing Party, or (n) requires the Disclosing Party to proceed with any proposed transaction or relationship in connection with which Proprietary Information may be disclosed.

          3. Except to the extent required by law, neither party shall disclose the existence or subject matter of the negotiations or business relationship contemplated by this Agreement.

          4. The Receiving Parry acknowledges and agrees that due to the unique nature of the Disclosing Party's Proprietary Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow the Receiving Party or third parties to unfairly compete with the Disclosing Party resulting in irreparable harm to the Disclosing Party, and therefore, that upon any such breach or any threat thereof, the Disclosing Parry shall be entitled to seek appropriate equitable relief in addition to whatever remedies it might have at law. The Receiving Party will notify the Disclosing Party in writing immediately upon the occurrence of any such unauthorized release or other breach. In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be unenforceable, the remaining portions hereof shall remain in full force and effect. This Agreement supersedes all prior discussions and writings with respect to the subject matter hereof, and constitutes the entire agreement between the parties with respect to the subject matter hereof. No waiver or modification of this statement will be binding upon either party unless made in writing and signed by a duly authorized representative of such party and no failure or delay in enforcing any right will be deemed a waiver.

          5. This Agreement shall be governed by the laws of the State of California, without regard to conflicts of laws provisions thereof and each party submits to the jurisdiction and venue of any California State or federal courts generally serving the Santa Clara county area with respect to the subject matter of this Agreement.

NETSCAPE COMMUNICATIONS                    CONCENTRIC RESEARCH CORP.
  CORPORATION


By:  /s/ Alan Louie                        By: /s/ Randy Maslow
     -------------------------------           -------------------------------
     Alan Louie                                Randy Maslow

Address:                                   Address:

     501 East Middlefield Road
     Mountain View California 94043

Date: 6/5/95                               Date:
      ------------------------------            ------------------------------

                                      -3-